                                     EXHIBIT 10.2


BANK OF AMERICA

MASTER NOTE:  REFERENCE RATE RELATED

Loan Number ________________________

_____ Individual
_____ Partnership
__X__ Corporation
_____ Association
_____ Other

$500,000
_____________________
San Diego, California


     1. FOR VALUE RECEIVED the undersigned ("Borrower") promises to pay to the order of Bank of America National Trust and Savings Association ("Bank") on demand, or if no demand is made, then on July 1, 1998 at Bank's The Private Bank - San Diego in San Diego, California, the total unpaid principal amount advanced by Bank from time to time to or for the benefit of or at the request of Borrower from and after the date of this Note through July 1, 1998 together with interest thereon at the times and at the rates specified in this Note. No advance shall be made under this Note if, as a result of such advance, the total principal amount advanced under this Note would exceed Five Hundred Thousand DOLLARS ($500,000).

     2. Unless the Borrower elects an optional interest rate as described in the Addendum to this Note, each advance under this Note shall bear interest from the date of such advance until payment in full at a rate per year equal to one hundred percent (100%) of the sum of the rate of interest publicly announced from time to time by Bank in San Francisco, California, as its reference rate, plus zero (0) percentage points 1100% (Reference rate plus 0 percentage points)]. (The reference rate is set by Bank based on various factors, including Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. Loans may be priced at, above or below the reference rate.) Interest shall be computed on the basis of:

[_]  a three hundred sixty-five (365) day year and actual days elapsed.
[X] a three hundred sixty (360) day year and actual days elapsed, which results in more interest than if a three hundred sixty-five (365) day year were used.

Any change in the interest rate of this Note shall take effect at the opening of business on the day specified in the public announcement of a change in said reference rate. Interest shall be payable on April 1, 1998, on the first day of each successive month thereafter, and upon payment in full of principal of this Note.

     3. Each advance under this Note shall be made in such manner as Bank and Borrower may agree in writing.

     4. This Note is issued under and pursuant to the terms of a loan agreement between Bank and Dickerson Wright and Katherine Wright, Trustees of the Wright Family Trust u/d/t dated December 12, 1990 dated January 6, 1995. Notwithstanding any provision of this Note to the contrary, the outstanding principal balance under this Note may not at any time exceed the amount permitted under such loan agreement, which may be less than the amount of this note set forth above.

     5. The occurrence of any of the following events shall terminate any obligation of Bank to make advances under this Note and, at the option of the holder of this Note, shall make all sums of interest and principal of this Note immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character:

        (a)    Default in the payment when due of any installment of interest;

        (b)    Nonpayment by Borrower of any debt when due;

        (c) Dickerson Wright and Katherine Wright, Trustees of the Wright Family Trust u/d/t dated December 12, 1990 failure to comply with any term of the loan agreement described in paragraph 4;

        (d) Death, insolvency, termination of business, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the Bankruptcy Code, or any other law or laws for the relief of or relating to debtors, of, by, or against any Borrower, surety or guarantor of the indebtedness evidenced by this Note, or any endorser of this Note;

        (e) Appointment of a receiver or trustee to take possession of any property of any Borrower, surety or guarantor of the indebtedness evidenced by this Note, or any endorser of this
               Note: and

        (f) Attachment of an involuntary lien or liens, of any kind or character, to the assets or property of any Borrower,. surety or guarantor of the indebtedness evidenced by this Note, or any endorser of this Note.

     6. If suit is commenced to enforce payment of this Note, Borrower agrees to pay such additional sums as attorney's fees as the court may adjudge reasonable.

     7. The obligations of the undersigned under this Note, if there is more than one signing this Note as Borrower, are joint and several.

     8. The Addendum to this Note includes additional terms which are part of this Note.

IN WITNESS WHEREOF, the undersigned has caused this note to be executed by its officers thereunto duly authorized and directed by a resolution of its Board of Directors duly passed and adopted by a majority of said Board at a meeting thereof duly called, noticed and held.


U.S. Laboratories Inc.

Address for notice:

---------------------------
---------------------------
---------------------------

Telephone #:
             --------------
Fax #:
       --------------------


X     /s/  Dickerson Wright
  ------------------------------
By:  Dickerson Wright, President

BANK OF AMERICA

ADDENDUM TO REFERENCE RATE RELATED NOTE


This addendum forms a part of the reference rate related note executed by U.S. Laboratories, Inc. (the "Borrower") dated 3/23 ,1998 in the original principal amount of Five Hundred Thousand Dollars ($500,000) (the "Note") and is dated 3/23 1998.

In this addendum, the "Note" means the reference rate related note indicated above and the "Bank" means Bank of America National Trust and Savings Association.

The Borrower agrees, until the Bank is repaid in full:

         2.A Optional Interest Rates. Instead of the interest rate based on the Bank's Reference Rate, the Borrower may elect to have all or portions of the Note (during the availability period) bear interest at the rate(s) described below during an interest period agreed to by the Bank and the Borrower. Each interest rate is a rate per year. Interest will be paid on the last day of each interest period, and on the first day each month during the interest period. At the end of any interest period, the interest rate will revert to the rate based on the Reference Rate, unless the Borrower has designated another optional interest rate for the portion.

         2.B Fixed Rate. The Borrower may elect to have all or portions of the principal balance of the Note bear interest at the Fixed Rate, subject to the following requirements:

         (a) The "Fixed Rate" means the fixed interest rate the Bank and the Borrower' agree will apply to the portion during the applicable interest period.

         (b) The interest period during which the Fixed Rate will be in effect will be no shorter than 30 days and no longer than one year.

         (c) Each Fixed Rate portion will be for an amount not less than One Hundred Thousand Dollars ($100,000).

         (d) The Borrower may not elect a Fixed Rate with respect to any portion of the principal balance of the Note which is scheduled to be repaid before the last day of the applicable interest period.

         (e) Any portion of the principal balance of the Note already bearing interest at the Fixed Rate will not be converted to a different rate during its interest period.

         (f) Each prepayment of a Fixed Rate portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid, and a prepayment fee equal to the amount (if any) by which

              (i) the additional interest which would have been payable on the amount prepaid had it not been paid until the last day of the interest period, exceeds

              (ii) the interest which would have been recoverable by the Bank by placing the amount prepaid on deposit in the certificate of deposit market for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such portion.

         2.C Offshore Rate. The Borrower may elect to have all or portions of the principal balance of the Note bear interest at the Offshore Rate plus 2.00 percentage points.

         Designation of an Offshore Rate portion is subject to the following requirements:

         (a) The interest period during which the Offshore Rate will be in effect will be no shorter than 30 days and no longer than one year. The last day of the interest period will be determined by the Bank using the practices of the offshore dollar inter-bank market.

         (b) Each Offshore Rate portion will be for an amount not less than One Hundred Thousand Dollars ($100,000).

         (c) The "Offshore Rate" means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent. (All amounts in the calculation will be determined by the Bank as of the first day of the interest period.)


                       Offshore Rate =     Grand Cayman Rate
                                       ---------------------------
                                       (1.00 - Reserve Percentage)

              Where,

              (i) "Grand Cayman Rate" means the interest rate (rounded upward to the nearest 1/16th of one percent) at which the Bank's Grand Cayman Branch, Grand Cayman, British West Indies, would offer U.S. dollar deposits for the applicable interest period to other major banks in the offshore dollar inter-bank markets.

              (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in the Federal Reserve Board Regulation D, rounded upward to the nearest 1/1 00 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

         (d) The Borrower may not elect an Offshore Rate with respect to any portion of the principal balance of the Note which is scheduled to be repaid before the last day of the applicable interest period.

         (e) Any portion of the principal balance of the Note already bearing interest at the Offshore Rate will not be converted to a different rate during its interest period.

         (f) Each prepayment of an Offshore Rate portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid, and a prepayment fee equal to the amount (if any) by which

              (i) the additional interest which would have been payable on the amount prepaid had it not been paid until the last day of the interest period, exceeds

              (ii) the interest which would have been recoverable by the Bank by placing the amount prepaid on deposit in the offshore dollar market for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such portion.

     (9) The Bank will have no obligation to accept an election for an Offshore Rate portion if any of the following described events has occurred and is continuing:

               (i) Dollar deposits in the principal amount, and for periods equal to the interest period, of an Offshore Rate portion are not available in the offshore dollar inter-bank markets; or

               (ii) the Offshore Rate does not accurately reflect the cost of an Offshore Rate portion".

If (a) the Borrower fails to comply with any term of this addendum; or (b) a material adverse change occurs in the Borrower's financial condition, properties or prospects, or ability to repay the Note, the Bank may, at its option, exercise any remedy available to the Bank set forth in the Note.


BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION            U.S. LABORATORIES, INC.

X      /s/  Teofla Rich                             X    /s/  Dickerson Wright
   ------------------------------                       ------------------------
By:    Teofla Rich                                  By:     Dickerson Wright
Title: Vice President                               Title:  President

BANK OF AMERICA

REVISION AGREEMENT

THE PRIVATE BANK - SAN DIEGO #01289
450 B STREET, SUITE 1700
SAN DIEGO, CA 92112

OBLIGOR NO.: 9959004359
OBLIGATION NO.: 0000000059



This refers to certain credit accommodations extended to U.S. Laboratories, Inc. ("Borrower") and evidenced by:

/X / A promissory note executed by Borrower on March 23, 1 998, and upon which the principal balance as of June 6,1998, was $85,000.00 ("Note").

/ /     A loan or credit agreement executed by Borrower on ("Agreement").

Request is made that the Note be revised as follows:

In Paragraph 1 of the Note, the date "July 1, 2000" is substituted for the date "July 1, 1998.

In Paragraph 4 of the Note, the first sentence is amended to read in full as follows:

This Note is issued under and pursuant to the terms of a loan agreement between Bank and Dickerson Wright and

Katherine Wright, Trustees of the Wright Family Trust, dated     JULY 1 ,
1998.                                                         -------------


This agreement is a revision only, and not a notation. Except as amended hereby, all terms, covenants and conditions of the Note, security agreement, or other document of lien or encumbrance, together with any prior amendments thereto, shall remain in full force and effect.

BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION            U.S. LABORATORIES, INC.

Accepted:    July 1, 1998                    X   /s/  Dickerson Wright
          ----------------------                ------------------------------
                                             By:  Dickerson Wright, President

X   /s/  Teofla Rich                         Date:        July 1, 1998
   ------------------------------                   ---------------------------
By:  Teofla Rich, Vice President

BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION

CONTINUING GUARANTY

BORROWERS:  U.S. LABORATORIES INC.

GUARANTORS:   DICKERSON WRIGHT


     (1) For valuable consideration, the undersigned ("Guarantors") jointly and severally unconditionally guarantee and promise to pay to Bank of America National Trust and Savings Association ("Bank"), or order, on demand, in lawful money of the United States, any and all indebtedness of U. S. Laboratories Inc. ("Borrowers") to Bank. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of Borrowers or any one or more of them to Bank, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrowers may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable.

     (2) The liability of Guarantors under this Guaranty (exclusive of liability under any other guaranties executed by Guarantors) shall not exceed at any one time the total of (a) Five Hundred Thousand Dollars ($500,000), for the principal amount of the indebtedness and (b) all interest, fees, and other costs and expenses relating to or arising out of the indebtedness or such part of the indebtedness as shall not exceed the foregoing limitation. Bank may permit the indebtedness to exceed Guarantors' liability, and may apply any amounts received from any source, other than from Guarantors, to the unguaranteed portion of the indebtedness. This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied. Any payment by Guarantors shall not reduce their maximum obligation hereunder, unless written notice to that effect be actually received by Bank at or prior to the time of such payment.

     (3) If any Borrower is a partnership and any Guarantor is a general partner of that partnership, then such Guarantor shall not be liable under this Guaranty for any indebtedness of such Borrower which is secured by real property; provided, however, that such Guarantor shall remain liable under partnership law for all the indebtedness of such Borrower.

     (4) The obligations hereunder are joint and several, and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions; and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder.

     (5) Guarantors authorize Bank, without notice or demand and without affecting their liability hereunder, from time to time, either before or after revocation hereof, to (a) renew, compromise, extend, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) receive and hold security for the payment of this Guaranty or any of the indebtedness, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;
(c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

     (6) Guarantors waive any right to require Bank to (a) proceed against Borrowers; (b) proceed against or exhaust any security held from Borrowers; or (c) pursue any other remedy in Bank's power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Borrowers, or the cessation from any cause whatsoever of the liability of Borrowers, or any claim that Guarantors' obligations exceed or are more burdensome than those of Borrowers. Until the indebtedness shall have been paid in full, even though the indebtedness is in excess of Guarantors' liability hereunder, Guarantors waive any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty and Guarantors waive any right to enforce any remedy which Bank now has or may hereafter have against Borrowers and waive any benefit of, and any right to participate in, any security now or hereafter held by Bank. Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

     (7)(a) Guarantors understand and acknowledge that if Bank forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that Guarantors may have to seek reimbursement, contribution, or indemnification from Borrowers or others based on any right Guarantors may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantors under this Guaranty. Guarantors further understand and acknowledge that in the absence of this paragraph, such potential impairment or destruction of Guarantors' rights, if any, may entitle Guarantors to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in UNION BANK V. GRADSKV, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, Guarantors freely, irrevocably, and unconditionally:
(i) waive and relinquish that defense and agree that Guarantors will be fully liable under this Guaranty even though Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agree that Guarantors will not assert that defense in any action or proceeding which Bank may commence to enforce this Guaranty; (iii) acknowledge and agree that the rights and defenses waived by Guarantors in this Guaranty include any right or defense that Guarantors may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledge and agree that Bank is relying on this waiver in creating the indebtedness, and that this waiver is a material part of the consideration which Bank is receiving for creating the indebtedness.

        (b) Guarantors waive any rights and defenses that are or may become available to Guarantors by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

        (c) Guarantors waive all rights and defenses that Guarantors may have because any of the indebtedness is secured by real property. This means, among other things: (I) Bank may collect from Guarantors without first foreclosing on any real or personal property collateral pledged by Borrowers; and (ii) if Bank forecloses on any real property collateral pledged by
Borrowers: (1) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Bank may collect from Guarantors even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantors may have to collect from Borrowers. This is an unconditional and irrevocable waiver of any rights and defenses Guarantors may have because any of the indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

        (d) Guarantors waive any right or defense they may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

        (e) No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

     (8) Guarantors acknowledge and agree that they shall have the sole responsibility for obtaining from Borrowers such information concerning Borrowers' financial conditions or business operations as Guarantors may require, and that Bank has no duty at any time to disclose to Guarantors any information relating to the business operations or financial conditions of Borrowers.

     (9) To secure all of Guarantors' obligations hereunder, Guarantors assign and grant to Bank a security interest in all moneys, securities, and other property of Guarantors now or hereafter in the possession of Bank, all deposit accounts of Guarantors maintained with Bank, and all proceeds thereof. Upon default or breach of any of Guarantors' obligations to Bank, Bank may apply any deposit account to reduce the indebtedness and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantors.

     (10) Any obligations of Borrowers to Guarantors, now or hereafter existing, including but not limited to any obligations to Guarantors as subrogates of Bank or resulting from Guarantors' performance under this

Guaranty, are hereby subordinated to the indebtedness. Such obligations of Borrowers to Guarantors if Bank so requests shall be enforced and performance received by Guarantors as trustees for Bank, and the proceeds thereof shall be paid over to Bank on account of the indebtedness, but without reducing or affecting in any manner the liability of Guarantors under the provisions of this Guaranty.

     (11) This Guaranty may be revoked at any time by Guarantors in respect to future transactions, unless there is a continuing consideration as to such transactions which Guarantors do not renounce. Such revocation shall be effective upon actual receipt by Bank, at the address shown below or at such other address as may have been provided to Guarantors by Bank, of written notice of revocation. Revocation shall not affect any of Guarantors' obligations or Bank's rights with respect to transactions which precede Bank's receipt of such notice, regardless of whether or not the indebtedness related to such transactions, before or after revocation, has been renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Bank authorized hereunder. Revocation by any one or more of Guarantors shall not affect any obligations of any nonrevoking Guarantors. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrowers to Bank is rescinded or must be returned by Bank to Borrowers, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

   (12) Where any one or more of Borrowers are corporations, partnerships, or limited liability companies, it is not necessary for Bank to inquire into the powers of Borrowers or of the officers, directors, partners, members, managers, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

   (13) Guarantors authorize Bank to verify or check any information given by Guarantors to Bank, check Guarantors' credit references, verify employment, and obtain credit reports (including any individual general partner of any Guarantor and including any Guarantor's spouse and any such general partner's spouse if such Guarantor or such general partner is married and lives in a community property state).

   (14) Bank may, without notice to Guarantors and without affecting Guarantors' obligations hereunder, assign the indebtedness and this Guaranty, in whole or in part. Guarantors agree that Bank may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the indebtedness any and all information in Bank's possession concerning Guarantors, this Guaranty, and any security for this Guaranty.

   (15) Guarantors agree to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel, and all other costs and expenses which may be incurred by Bank (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Bank in any case commenced by or against Guarantors under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

   (16) Where there is but a single Borrower, or where a single Guarantor executes this Guaranty, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the words "Borrowers" and "Guarantors" respectively shall mean all and any one or more of them.

   (17) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

   (18)(a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Guaranty or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrators shall give effect to statutes of limitation in determining any claim, except as expressly waived hereunder by Guarantors. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

       (b) Notwithstanding the provisions of subparagraph (a), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral located in California. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in subparagraph (c).

       (c) A controversy or claim which is not submitted to arbitration as provided and limited in subparagraphs (a) and (b) shall, at the request of any party, be determined by a reference in accordance with California Code of Civil Procedure Section 638 ET SEA. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

       (d) No provision of this paragraph shall limit the right of any party to this Guaranty to exercise self-help remedies such as setoff, to foreclose against or sell any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

       Executed this      3/18/98
                     -----------------

Witnessed


X                                            X   /S/   Dickerson Wright
------------------------------               ----------------------------------
Witness                                           Dickerson Wright, Guarantor


------------------------------               14366 Twisted Branch Road
Address                                      Power, CA  92064-1461


X
-----------------------------
Witness


-----------------------------
Address


BANK OF AMERICA NT & S. A.
The Private Bank - San Diego #01289
450 B Street, Suite 1700
P.O. Box 1631
San Diego, CA 92112

BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION

CONTINUING GUARANTY

BORROWERS:    U.S. LABORATORIES INC.

GUARANTORS:   DICKERSON WRIGHT AND KATHERINE WRIGHT,
                  TRUSTEES OF THE WRIGHT FAMILY TRUST u/d/t
                  DATED DECEMBER 12, 1990


           (1) For valuable consideration, the undersigned ("Guarantors") jointly and severally unconditionally guarantee and promise to pay to Bank of America National Trust and Savings Association ("Bank"), or order, on demand, in lawful money of the United States, any and all indebtedness of U. S. Laboratories Inc. ("Borrowers") to Bank. The word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of Borrowers or any one or more of them to Bank, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrowers may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable.

           (2) The liability of Guarantors under this Guaranty (exclusive of liability under any other guaranties executed by Guarantors) shall not exceed at any one time the total of (a) Five Hundred Thousand Dollars ($500,000), for the principal amount of the indebtedness and (b) all interest, fees, and other costs and expenses relating to or arising out of the indebtedness or such part of the indebtedness as shall not exceed the foregoing limitation. Bank may permit the indebtedness to exceed Guarantors' liability, and may apply any amounts received from any source,' other than from Guarantors, to the unguaranteed portion of the indebtedness. This is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied. Any payment by Guarantors shall not reduce their maximum obligation hereunder, unless written notice to that effect be actually received by Bank at or prior to the time of such payment.

           (3) If any Borrower is a partnership and any Guarantor is a general partner of that partnership, then such Guarantor shall not be liable under this Guaranty for any indebtedness of such Borrower which is secured by real property; provided, however, that such Guarantor shall remain liable under partnership law for all the indebtedness of such Borrower.

           (4) The obligations hereunder are joint and several, and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Borrowers or whether Borrowers be joined in any such action or actions; and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder.

           (5) Guarantors authorize Bank, without notice or demand and without affecting their liability hereunder, from time to time, either before or after revocation hereof, to (a) renew, compromise, extend, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) receive and hold security for the payment of this Guaranty or any of the indebtedness, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

           (6) Guarantors waive any right to require Bank to (a) proceed against Borrowers; (b) proceed against or exhaust any security held from Borrowers; or (c) pursue any other remedy in Bank's power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Borrowers, or the cessation from any cause whatsoever of the liability of Borrowers, or any claim that Guarantors'


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


     obligations exceed or are more burdensome than those of Borrowers.
     Until the indebtedness shall have been paid in full, even though the indebtedness is in excess of Guarantors' liability hereunder,. Guarantors waive any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty and Guarantors waive any right to enforce any remedy which Bank now has or may hereafter have against Borrowers and waive any benefit of, and any right to participate in, any security now or hereafter held by Bank. Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness.

           (7)(a) Guarantors understand and acknowledge that if Bank forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that Guarantors may have to seek reimbursement, contribution, or indemnification from Borrowers or others based on any right Guarantors may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Guarantors under this Guaranty. Guarantors further understand and acknowledge that in the absence of this paragraph, such potential impairment or destruction of Guarantors' rights, if any, may entitle Guarantors to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in UNION BANK
     V. GRADSKY, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, Guarantors freely, irrevocably, and unconditionally: (i) waive and relinquish that defense and agree that Guarantors will be fully liable under this Guaranty even though Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agree that Guarantors will not assert that defense in any action or proceeding which Bank may commence to enforce this Guaranty; (iii) acknowledge and agree that the rights and defenses waived by Guarantors in this Guaranty include any right or defense that Guarantors may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledge and agree that Bank is relying on this waiver in creating the indebtedness, and that this waiver is a material part of the consideration which Bank is receiving for creating the indebtedness.

           (b) Guarantors waive any rights and defenses that are or may become available to Guarantors by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

           (c) Guarantors waive all rights and defenses that Guarantors may have because any of the indebtedness is secured by real property. This means, among other things: (I) Bank may collect from Guarantors without first foreclosing on any real or personal property collateral pledged by Borrowers; and (ii) if Bank forecloses on any real property collateral pledged by
Borrowers: (1) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) Bank may collect from Guarantors even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantors may have to collect from Borrowers. This is an unconditional and irrevocable waiver of any rights and defenses Guarantors may have because any of the indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

           (d) Guarantors waive any right or defense they may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

           (e) No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

     (8) Guarantors acknowledge and agree that they shall have the sole responsibility for obtaining from Borrowers such information concerning Borrowers' financial conditions or business operations as Guarantors may require, and that Bank has no duty at any time to disclose to Guarantors any information relating to the business operations or financial conditions of Borrowers.

     (9) To secure all of Guarantors' obligations hereunder, Guarantors assign and grant to Bank a security interest in all moneys, securities, and other property of Guarantors now or hereafter in the possession of Bank, all deposit accounts of Guarantors maintained with Bank, and all proceeds thereof. Upon default or breach of any of

Guarantors' obligations to Bank, Bank may apply any deposit account to reduce the indebtedness and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Bank and Guarantors.

     (10) Any obligations of Borrowers to Guarantors, now or hereafter existing, including but not limited to any obligations to Guarantors as subrogates of Bank or resulting from Guarantors' performance under this Guaranty, are hereby subordinated to the indebtedness. Such obligations of Borrowers to Guarantors if Bank so requests shall be enforced and performance received by Guarantors as trustees for Bank, and the proceeds thereof shall be paid over to Bank on account of the indebtedness, but without reducing or affecting in any manner the liability of Guarantors under the provisions of this Guaranty.

     (11) This Guaranty may be revoked at any time by Guarantors in respect to future transactions, unless there is a continuing consideration as to such transactions which Guarantors do not renounce. Such revocation shall be effective upon actual receipt by Bank, at the address shown below or at such other address as may have been provided to Guarantors by Bank, of written notice of revocation. Revocation shall not affect any of Guarantors' obligations or Bank's rights with respect to transactions which precede
Bank's receipt of such notice, regardless of whether or not the indebtedness related to such transactions, before or after revocation, has been renewed, compromised, extended, accelerated, or otherwise changed as to any of its terms, including time for payment or increase or decrease of the rate of interest thereon, and regardless of any other act or omission of Bank authorized hereunder. Revocation by any one or more of Guarantors shall not affect any obligations of any nonrevoking Guarantors. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrowers to Bank is rescinded or must be returned by Bank to Borrowers, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

     (12) Where any one or more of Borrowers are corporations, partnerships, or limited liability companies, it is not necessary for Bank to inquire into the powers of Borrowers or of the officers, directors, partners, members, managers, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     (13) Guarantors authorize Bank to verify or check any information given by Guarantors to Bank, check Guarantors' credit references, verify employment, and obtain credit reports (including any individual general partner of any Guarantor and including any Guarantor's spouse and any such general partner's spouse if such Guarantor or such general partner is married and lives in a community property state).

     (14) Bank may, without notice to Guarantors and without affecting Guarantors' obligations hereunder, assign the indebtedness and this Guaranty, in whole or in part. Guarantors agree that Bank may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the indebtedness any and all information in Bank's possession concerning Guarantors, this Guaranty, and any security for this Guaranty.

     (15) Guarantors agree to pay all reasonable attorneys' fees, including allocated costs of Bank's in-house counsel, and all other costs and expenses which may be incurred by Bank (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Bank in any case commenced by or against Guarantors under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

     (16) Where there is but a single Borrower, or where a single Guarantor executes this Guaranty, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the words "Borrowers" and "Guarantors" respectively shall mean all and any one or more of them.

     (17) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

     (18)(a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Guaranty or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act


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


(Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrators shall give effect to statutes of limitation in determining any claim, except as expressly waived hereunder by Guarantors. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

      (b) Notwithstanding the provisions of subparagraph (a), no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or relates to an obligation to Bank which is secured by real property collateral located in California. If all parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in subparagraph (c).

      (c) A controversy or claim which is not submitted to arbitration as provided and limited in subparagraphs (a) and (b) shall, at the request of any party, be determined by a reference in accordance with California Code of Civil Procedure Section 638 ET SEQ. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in MA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

      (d) No provision of this paragraph shall limit the right of any party to this Guaranty to exercise self-help remedies such as setoff, to foreclose against or sell any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

      Executed this      3/23/98
                    ----------------


Witnessed


X                                        X  /S/  Dickerson Wright
-------------------------------          ---------------------------------------
Witness                                  Dickerson Wright, Trustee of the
                                         Wright Family Trust


                                         X
-------------------------------          ---------------------------------------
Address                                  Katherine Wright, Trustee of the
                                         Wright Family Trust


                                         14366 Twisted Branch Road
                                         Power, CA  92064-1461
X
-------------------------------
Witness


-------------------------------
Address



Address for notices to Bank:

BANK OF AMERICA  N.T. & S. A.
The Private Bank - San Diego #01289
450 B Street, Suite 1700
P.O. Box 1631
San Diego, CA 92112

      Executed this      3/23/98
                    -----------------------


Witnessed


X                                        X  /S/  Dickerson Wright
----------------------------             -------------------------------------
Witness                                  Dickerson Wright, Trustee of the
                                         Wright Family Trust


                                         X  /S/  Katherine Wright
----------------------------             -------------------------------------
Address                                  Katherine Wright, Trustee of the
                                         Wright Family Trust


                                         14366 Twisted Branch Road
                                         Power, CA  92064-1461

X
----------------------------
Witness


----------------------------
Address




Address for notices to Bank:


BANK OF AMERICA  N.T. & S. A.
The Private Bank - San Diego #01289
450 B Street, Suite 1700
P.O. Box 1631
San Diego, CA 92112






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